LITMAN GREGORY FUNDS TRUST

(the “Trust”)

iMGP Low Duration Income Fund (the “Fund”)

Supplement dated December 31, 2025 to the Summary Prospectus of the Litman Gregory Funds Trust, dated

April 29, 2025

Notice to Existing and Prospective Shareholders:

Effective December 31, 2025, Jack Chee and Jason Steurwalt are no longer Portfolio Managers of the iMGP Low Duration Income Fund. All references to Mr. Chee and Mr. Steurwalt with respect to the Fund are hereby removed from the Summary Prospectus. The Fund continues to be managed by iM Global Partner Fund Management, LLC and sub-advised by Brown Brothers Harriman & Co. (“BBH”), Guggenheim Partners Investment Management, LLC (“Guggenheim”) and Neuberger Berman Investment Advisers LLC (“NBIA”). Andrew P. Hofer, Neil Hohmann and Paul Kunz, CFA of BBH, Anne Walsh, CFA, Steven Brown, CFA, Adam Bloch and Evan L. Serdensky of Guggenheim, and Derek Devens, CFA, Rory Ewing and Eric Zhou of NBIA will continue to serve as portfolio managers of the Fund.

Please keep this Supplement with your Summary Prospectus.